AMENDMENT NO. 1 TO
SECOND FORBEARANCE AGREEMENT TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND FORBEARANCE AGREEMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of December 5, 2008, by and among Buffets, Inc., a Minnesota corporation, as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“Borrower”), Buffets Holdings, Inc., a Delaware corporation, as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“Holdings”), the Subsidiaries of Borrower and Holdings, as Guarantors (together with Borrower and Holdings, the “Loan Parties”), the financial institutions party hereto as Lenders (collectively, the “Lenders”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Forbearance Agreement (as hereinafter defined).

RECITALS

A.           Borrower, Holdings, the other Loan Parties and the Lenders are parties to that certain Second Forbearance Agreement to Credit Agreement, dated as of December 1, 2008 (the “Forbearance Agreement”) pursuant to which the Lenders agreed to forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Default under that certain Secured Super-Priority Debtor in Possession Credit Agreement, dated as of January 22, 2008 (as has been or may upon Lenders’ consent as provided therein be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), all as more particularly set forth in the Forbearance Agreement.

B.           The Specified Default occurred on November 21, 2008 and the Loan Parties agree that such Specified Default has occurred and is continuing.

C.           The Loan Parties have requested an extension of the Forbearance Period.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Forbearance Agreement.

(a)           Effective as of the Forbearance Amendment Effective Date, clause (ii) of Section 2(a) of the Forbearance Agreement is amended by deleting the reference to “December 5, 2008” before the first proviso in said clause and substituting therefor a reference to “December 8, 2008”.

(b) Effective as of the Forbearance Amendment Effective Date, clause (x) of Section 2(a) of the Forbearance Agreement is amended by deleting the reference to “December 5, 2008” and substituting therefore a reference to “December 8, 2008”.

(c) Effective as of the Forbearance Amendment Effective Date, clause (y) of Section 2(a) of the Forbearance Agreement is amended by deleting the reference to “December 8, 2008” and substituting therefore a reference to “December 9, 2008”.

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SECTION 2. Representations, Warranties And Covenants.  To induce the Lenders to execute and deliver this Agreement, each of Borrower and the other Loan Parties represents, warrants and covenants that each of the representations and warranties contained in the Forbearance Agreement is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

SECTION 3. Reference To And Effect Upon The Forbearance Agreement.

(a)           Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Forbearance Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

(b)           The execution, delivery and effectiveness of this Amendment shall not directly or indirectly amend, modify or operate as a waiver of any provision of the Forbearance Agreement nor any right, power or remedy of the Lenders thereunder.

(c)           On and after the Forbearance Amendment Effective Date, each reference in the Forbearance Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as amended hereby, and this Amendment and the Forbearance Agreement shall be read together and construed as a single instrument.

SECTION 4.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 5.  Effectiveness.  This Amendment shall become effective at the time (the “Forbearance Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Required Lenders in their sole discretion:

(a)           Execution.  The Required Lenders shall have received duly executed signature pages for this Amendment signed by the Required Lenders, Borrower and the other Loan Parties.

(b)           No Default.  Except for the Specified Default, no event shall have occurred and be continuing that would constitute a Default or a Forbearance Default.

 [Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BUFFETS, INC.,		BUFFETS HOLDINGS, INC.,
as Borrower		as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	EVP, Chief Financial Officer	Its:	EVP, Chief Financial Officer

HOMETOWN BUFFET, INC.,		OCB PURCHASING CO.,
as Loan Party		as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	EVP, Chief Financial Officer	Its:	EVP, Chief Financial Officer

OCB RESTAURANT COMPANY, LLC,		BUFFETS FRANCHISE HOLDINGS, LLC,
as Loan Party		as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall .

Its:	Chief Finance Manager	Its:	Chief Finance Manager

BUFFETS LEASING COMPANY, LLC,		RYAN’S RESTAURANT GROUP, INC.,
as Loan Party		as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	EVP, Chief Financial Officer

RYAN’S RESTAURANT LEASING		RYAN’S RESTAURANT MANAGEMENT
COMPANY, LLC, as Loan Party		GROUP, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall .

Its:	Chief Finance Manager	Its:	Chief Finance Manager

[Signature Page to Amendment No.1 to Second Forbearance Agreement]

HOMETOWN LEASING COMPANY,		OCB LEASING COMPANY, LLC,
LLC, as Loan Party		as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall .

Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN RESTAURANTS, LLC,		FIRE MOUNTAIN LEASING COMPANY,
as Loan Party		LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall .

Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN MANAGEMENT		BIG R PROCUREMENT COMPANY,
GROUP, LLC, as Loan Party		LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall .	Name:	A. Keith Wall .

Its:	Chief Finance Manager	Its:	Chief Finance Manager

TAHOE JOE’S, INC.,		TAHOE JOE’S LEASING COMPANY,
as Loan Party		LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall .

Its:	EVP, Chief Financial Officer	Its:	Chief Finance Manager

[Signature Page to Amendment No.1 to Second Forbearance Agreement]

WATERSHED CAPITAL PARTNERS, L.P.,
as a Lender

By:	WS Partners, L.L.C., its General Partner

By:	/s/ Meridee A. Moore

Name:	Meridee A. Moore

Title:	Senior Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.
as a Lender

By:	WS Partners, L.L.C., its General Partner

By:	/s/ Meridee A. Moore

Name:	Meridee A. Moore

Title:	Senior Managing Member

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD.
as a Lender

By:	/s/ Michael Aglialoro

Name:	Michael Aglialoro

Title:	Executive Vice President

KING’S CROSS ASSET FUNDING 27 SARL
as a Lender

By:	/s/ Beatriz Villate

Name:	Beatriz Villate

Title:	Authorized Signatory

KING’S CROSS ASSET FUNDING 27 SARL
as a Lender

By:	/s/ Jonathon Spitznagel

Name:	Jonathon Spitznagel

Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Second Forbearance Agreement]